UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Zep Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies: applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Zep Inc.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held January 7, 2010

The Proxy Statement and Annual Report are available at: http://bnymellon.mobular.net/bnymellon/zep

This communication presents only an overview of the more complete Proxy materials that are available to you on the Intranet.

We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you want to receive a paper copy or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 31, 2009 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials) If you sign up to receive printed materials, your preference will be kept on file for future mailings.
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://bnymellon.mobular.net/bnymellon/zep

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Stockholder:

The 2010 Annual Meeting of Stockholders of Zep Inc. (the “Company”) will be held at the Zep Inc. Research & Development Auditorium, 1420 Seaboard Industrial Boulevard, Atlanta, Georgia 30318, on Thursday, January 7, 2010, at 1:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect three Directors to serve until the 2013 annual meeting of stockholders of the Company;
(2)	to approved the Zep Inc. Omnibus Incentive Plan;
(3)	to ratify the appointment of the independent registered public accounting firm;
(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

Management recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on November 16, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
i

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	g

Meeting Location:

Zep Inc. Research & Development Auditorium

1420 Seaboard Industrial Boulevard

Atlanta, Georgia 30318

The following Proxy Materials are available for you to review online:

•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company’s Annual Report for the year ended August 31, 2009; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this notice)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet	http://bnymellon.mobular.net/bnymellon/zep

The Zep Inc. Proxy Materials are available to review at:

http://bnymellon.mobular.net/bnymellon/zep

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your Proxy Materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the Proxy Materials online before voting.

Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side of this notice.